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                                                                     EXHIBIT 1.1

                             PETROQUEST ENERGY, INC.

                        5,000,000 SHARES OF COMMON STOCK



                             UNDERWRITING AGREEMENT

                                                                October 30, 2002

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
Potomac Tower
1001 Nineteenth Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

         PetroQuest Energy, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with Friedman, Billings, Ramsey & Co., Inc. (the "Underwriter") with respect to (i) the sale by the Company of an aggregate of 5,000,000 shares (the "Initial Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock") and the purchase by the Underwriter of the Initial Shares and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 750,000 additional shares of Common Stock to cover overallotments (the "Option Shares"), if any, from the Company to the Underwriter. The Initial Shares to be purchased by the Underwriter and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter collectively referred to as the "Shares."

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-63920) for the registration of the offer and sale of its securities, including the Shares, under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations") in accordance with Rule 415 under the Securities Act, and one or more amendments to such registration statement have been so filed, if applicable. Copies of such registration statement and of each amendment thereto, if any, heretofore filed by the Company with the Commission have been delivered to the Underwriter. Such registration statement (as so amended) has been declared effective by the Commission.

         The Company has filed or will file with the Commission a prospectus supplement specifically relating to the Shares with the information required by Rule 430A under the Securities Act or permitted by Rule 424(b) under the Securities Act which has been provided to and approved by the Underwriter prior to the execution of this Agreement.

         The registration statement as amended at the time it became effective (including all exhibits, financial schedules and information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations or otherwise) is hereinafter called the "Registration Statement," provided that, all references to the "Registration Statement" shall be deemed to
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include all documents incorporated therein by reference prior to the execution of this Agreement, and if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. The term "Basic Prospectus" means the prospectus included in the Registration Statement; and the term "Prospectus" means the Basic Prospectus and the final prospectus first furnished to the Underwriter for use in connection with the offering of the Shares and filed with the Commission pursuant to Rule 424(b) under the Securities Act.

         As used herein, the terms "Basic Prospectus" and "Prospectus" include in each case, the documents incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or Prospectus shall be deemed to mean and include the filing of any document which is incorporated by reference in the Registration Statement or Prospectus, as the case may be.

         The Company understands that the Underwriter proposes to make a public offering of the Shares as soon as the Underwriter deems advisable after this Agreement has been executed and delivered. The Company hereby confirms that the Underwriter and dealers have been authorized to distribute or cause to be distributed the Prospectus (as from time to time amended or supplemented if the Company furnishes any amendments or supplements thereto to the Underwriter).

         The Company and the Underwriter agree as follows:

         1. Sale and Purchase:

                  (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $4.08, the Company agrees to sell to the Underwriter the Initial Shares, and the Underwriter agrees to purchase from the Company the Initial Shares.

                  (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants an option to purchase all or any part of the Option Shares to the Underwriter. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part (but not more than once) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Underwriter to the Company setting forth the number of Option Shares as to which the Underwriter is exercising the option and the time and date of payment and delivery for such Option Shares. Such time and date of delivery (the "Date of Delivery") shall be determined by the Underwriter, but shall not be later than three full business

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days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell, and the Underwriter will purchase, the number of Option Shares set forth in the notice from the Underwriter.

         2. Payment and Delivery:

                  (a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company by wire transfer of immediately available funds at the offices of Porter & Hedges L.L.P., 700 Louisiana Street, 35th Floor, Houston, Texas 77002 (unless another place shall be agreed upon by the Underwriter and the Company) against delivery of the Initial Shares to the Underwriter through the facilities of the Depository Trust Company. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Underwriter and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes referred to as the "Closing Time." The Company shall deliver to the Company's transfer agent at least 24 hours prior to the Closing Time, instructions in form and substance satisfactory to the Underwriter, instructing such transfer agent to register the Initial Shares through the Full Fast system of the Depository Trust Company at the Closing Time.

                  (b) Option Shares. In addition, in the event the option with respect to the Option Shares is exercised in whole or in part, payment of the purchase price for the Option Shares so purchased shall be made to the Company by wire transfer of immediately available funds at the offices of Porter & Hedges L.L.P., 700 Louisiana Street, 35th Floor, Houston, Texas 77002 (unless another place shall be agreed upon by the Underwriter and the Company), against delivery of the Option Shares through the facilities of the Depository Trust Company to the Underwriter. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the Date of Delivery determined pursuant to Section 1(b) above. The Company shall deliver to the Company's transfer agent at least 24 hours prior to the Date of Delivery, instructions in form and substance satisfactory to the Underwriter, instructing such transfer agent to register the Option Shares through the Full Fast system of the Depository Trust Company at the Date of Delivery.

         3. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with, the Underwriter that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Company meets the requirements of Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers, Inc. ("NASD") Manual, and is not required to file the Registration Statement or Prospectus with the NASD. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the use of any preliminary prospectus or the Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with; any

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required filing of the Prospectus and any supplement thereto pursuant to
Rule 424(b) of the Securities Act Regulations has been or will be made in the manner and within the time period required by such Rule 424(b).

                  (b) When the Basic Prospectus was first filed with the Commission, and when any amendment thereof or supplement thereto was first filed with the Commission, it: (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act, the Securities Act Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act Regulations"); and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) was or is declared effective, it:
(x) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations; and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or any part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Closing Time and the Date of Delivery, the Prospectus, as amended or supplemented at any such time: (1) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations; and (2) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation in the foregoing provisions of this paragraph 2(b) with respect to any statements in, or omissions from, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Underwriter and furnished to the Company by the Underwriter specifically for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 8(b) hereof).

                  (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations and when filed, and when read together with the other information in the Prospectus, at the date of the Prospectus, did or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                  (d) The Prospectus delivered to the Underwriter for use in connection with this offering will be identical to the version of the Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

                  (e) Each of the Company, PetroQuest Energy, L.L.C. and PetroQuest Oil & Gas, L.L.C. (PetroQuest Energy, L.L.C. and PetroQuest Oil & Gas, L.L.C. each a "Subsidiary" and together the "Subsidiaries") has been duly incorporated or formed and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full corporate or other power and authority to own, lease, license and operate its respective assets and properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated hereby (including the issuance and sale of the Shares).

                  (f) Each of the Company and each Subsidiary is duly qualified or licensed to do business as a foreign corporation or other organization by each jurisdiction in which the nature of the business conducted by it or the location of the assets or properties owned, leased, licensed or operated by it requires such qualification or license and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and the Company and each of the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing could not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. No Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not control or own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, joint venture or other association.

                  (g) The Company and its Subsidiaries are in compliance in all respects with all applicable laws, rules, regulations, writs, orders, decrees, injunctions, and judgments, including those relating to transactions with affiliates, except where such non-compliance would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. To the best of knowledge of the Company, there are no proposed prospective changes in any applicable laws, rules, regulations, writs, orders, decrees, injunctions, and judgments that, if the Company and its Subsidiaries conduct their business in substantially the same manner as on the date hereof, would have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

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                  (h) Neither the Company nor any of its Subsidiaries is in
breach or violation or in default (nor has any event occurred which with notice, lapse of time or both would constitute a breach, violation or default), (A) of or under any term or provision of its respective articles or certificate of incorporation or charter or by-laws or limited liability company agreement, or
(B) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which could not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole. The execution, delivery and performance of this Agreement and consummation of any of the transactions contemplated hereby (including the issuance and sale of the Shares), will not (A) conflict with, or result in any breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), or require any consent or waiver under, (i) any provision of the articles or certificate of incorporation or charter or by-laws of the Company or the limited liability company agreement of any of its Subsidiaries, or (ii) any provision of any franchise, permit, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any writ, injunction, decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of this clause (ii) for such breaches, defaults, consents or waivers which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Subsidiaries.

                  (i) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 8 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof. No action is necessary by the Company's stockholders to authorize the execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Shares by the Company.

                  (j) No approval, authorization, consent, license, permit, certificate or order of or filing by or with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated hereby or its sale and delivery of the Shares, other than (i) such as have been obtained and are in full force and effect, or will have been obtained and will be in full force and effect at the Closing Time or the Date of Delivery, as the case may be, under the Securities Act, (ii) such approvals as have been obtained and are in full force and effect in connection with the approval of the quotation of the

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Shares on the Nasdaq Stock Market ("Nasdaq") and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter.

                  (k) Each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents, permits, certificates and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents, permits, certificates and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, all of which are valid and in full force and effect, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, authorizations, consents, permits, certificates or approvals could not, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent, permit, certificate or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could be material and adverse to the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such license, authorization, consent, permit, certificate or approval or results in any other material impairment of the rights of the Company or any Subsidiary thereunder, except where such revocation or termination could not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                  (l) The Company had an authorized capitalization as set forth in the Prospectus as of the dates set forth therein; the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and none of them was issued in violation of any preemptive or other similar right, and, except as set forth in the Registration Statement or the Prospectus, all of the membership interests of the Subsidiaries are directly owned of record and beneficially by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any membership interests of any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or membership interests or any such convertible or exchangeable securities or obligations, or (iii) obligations, commitments, plans or arrangements of the Company or any such Subsidiary to issue any shares of capital stock, any membership interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any such rights pursuant to its certificate of incorporation or by-laws or any agreement or instrument to or by which the Company is a party or bound.

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                  (m) All contracts, leases or documents of a character required to be filed as exhibits to or incorporated by reference in the Registration Statement or to be summarized or described in the Prospectus have been so filed, incorporated, summarized or described as required. The summaries and descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly in all material respects the information required to be disclosed. Each agreement described in the Registration Statement and the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or the Subsidiary party thereto in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' generally and general principles of equity.

                  (n) There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against, affecting or reasonably likely to affect, the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, affect the consummation of this Agreement or which are required to be disclosed in the Prospectus that are not so disclosed.

                  (o) The financial statements, including the notes and schedules thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements and related notes and schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission and all adjustments necessary for a fair presentation of the results for such periods have been made. The amounts in the Prospectus under the caption "Prospectus Supplement Summary -- Summary Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                  (p) Arthur Andersen LLP, whose reports on the consolidated financial statements and related schedules of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations. Ernst & Young LLP are independent public accountants as required by the Securities Act and the Securities Act Regulations.

                  (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been
(i) any material adverse change in the

                                        8
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assets, business, operations, earnings, prospects, properties or condition
(financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries, except transactions contemplated or entered into in the ordinary course of business, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any redemption, purchase or other acquisition by the Company (or agreement to do any of the foregoing) of any shares of its capital stock, (v) any issuance of any securities of the Company (other than the grant of employee stock options in the ordinary course of business, and the issuance of shares of Common Stock upon the exercise of outstanding options and warrants in accordance with their terms) or (vi) any loss or interference with the Company or any Subsidiary's assets, business or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which is material to the Company and its Subsidiaries taken as a whole.

                  (r) The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                  (s) There are no persons with registration or other similar rights to have any equity securities, including securities that are convertible into or exchangeable for equity securities, registered by the Company under the Securities Act. There are no persons with registration or other similar rights to have any equity securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement.

                  (t) The Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable; no holder of the Shares will be subject to personal liability by reason of being such a holder; and the issuance and sale of the Shares is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company, under any agreement to which the Company or any of its Subsidiaries is a party or otherwise.

                  (u) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of Nasdaq.

                  (v) Each of the Company and each Subsidiary has good and marketable title in fee simple to, or valid and enforceable leasehold interests in, all of their owned and leased real properties and good and indefeasible title to, or valid and enforceable leasehold interests in, all other material properties owned or leased by them, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as: (i) are described in the Registration Statement or Prospectus or (ii) do not, singly or in the

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aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and it Subsidiaries taken as a whole.

                  (w) Each of the Company and each Subsidiary owns or possesses adequate and enforceable license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights (including applications for any of the foregoing) and know-how (collectively, "Intangibles") necessary for the Company and each Subsidiary to conduct its business as described in the Prospectus, except where such failure to own or possess such license or other right to use would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles.

                  (x) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in all material respects and in reasonable detail, the transactions in and dispositions of the assets and the results of operations of the Company and the Subsidiaries. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, to the knowledge of the Company, none of the Company, the Subsidiaries, or any employee or agent thereof, has made any payment of funds of the Company or the Subsidiaries, or received or retained any funds, and no funds of the Company or the Subsidiaries have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

                  (y) Each of the Company and each Subsidiary has filed on a timely basis all necessary federal, state, local and foreign tax returns required to be filed through the date hereof except in any case in which failure to file would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole and have paid all taxes shown as due thereon; no tax deficiency or proposed additional tax assessment has been asserted against any such entity, nor does any such entity know of any tax deficiency or assessment which is likely to be asserted against any such entity which, if determined adversely, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; all tax liabilities are adequately provided for on the respective books of such entities; and other than routine state audits, none of which are material, there are no tax audits or investigations pending with respect to the Company or any Subsidiary.

                  (z) Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company and each of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. There are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that could be reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and it Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for and neither the Company nor any of its Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not be reasonably be expected to have a have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and it Subsidiaries taken as a whole.

                  (aa) Except as otherwise disclosed in the Prospectus, or except as would not, singly or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (i) the Company and the Subsidiaries have been and are in compliance with applicable Environmental Statutes (as hereinafter defined); (ii) neither the Company, any of the Subsidiaries, nor to the Company's knowledge any prior owners or operators of a property or any other party has at any time "released" (as such term is defined in Section 101(22) of CERCLA (as hereinafter defined)) or otherwise disposed of Hazardous Materials (as hereinafter defined) on, to or from the Company's or the Subsidiaries' properties; (iii) neither the Company nor any Subsidiary intends to use its currently owned or leased properties or any subsequently acquired properties, other than in compliance with applicable Environmental Statutes; (iv) neither the Company nor any Subsidiary knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including without limitation to groundwater and surface water) on, beneath or adjacent to any of their properties or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (v) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance that, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Statute with respect to the properties or the assets described in the Registration Statement or Prospectus or arising out of the conduct of the Company or its Subsidiaries; (vi) none of the Company's or the Subsidiaries' properties is included or, to their knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined). As used herein, "Hazardous Material" shall include without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the

Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, and the Air Pollution Act of 1990, 33 U.S.C. Sections 2701-2766, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (including environmental statues not specifically defined herein) (individually, an "Environmental Statute" and collectively "Environmental Statutes") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets of the Company or any of the Subsidiaries (a "Governmental Authority").

                  (bb) Except as set forth in the Registration Statement and the Prospectus, the mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible, and neither the Company, nor any Subsidiary, nor any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or any of its Subsidiaries.

                  (cc) Except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them.

                  (dd) In connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and neither the Company nor any Subsidiary has distributed or will distribute any prospectus or other offering material in connection with the offer and sale of the Shares, other than the Prospectus, the Registration Statement or any amendment or supplement thereto.

                  (ee) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described.

                  (ff) Neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares by the Company and the application of the net proceeds therefrom as described in the Prospectus, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (gg) There is no existing or, to the knowledge of the Company, threatened labor dispute with the employees of the Company or any of its Subsidiaries, nor is the Company aware of any existing or imminent labor disturbance by the employees of any of the Company's or its Subsidiaries' principal suppliers or contractors or any threatened or pending litigation between the Company or any Subsidiary and any of its respective executive officers, in each case which are likely to have individually or in the aggregate a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                  (hh) The Company's Common Stock is quoted and traded on Nasdaq. Application will be made for approval of the Shares for quotation and trading on Nasdaq, and of each Delivery Date, as appropriate, the Shares shall have been approved for quotation and trading on Nasdaq, subject to official notice of issuance.

                  (ii) Neither the Company nor any Subsidiary has directly or indirectly: (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; or (B) since the filing of the Registration Statement and except for the shares of Common Stock pursuant to the underwriting agreement dated February 14, 2002 between the Company and Johnson Rice & Company L.L.C.: (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (jj) Ryder Scott Company, L.P. was, as of the date of its reports referenced in the Registration Statement and Prospectus, and is, of the date hereof, an independent petroleum engineering firm with respect to the Company and its Subsidiaries.

                  (kk) Any certificate signed by any officer of the Company or any Subsidiary delivered to the Underwriter or to counsel for the Underwriter pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

         4. Certain Covenants of the Company: The Company hereby covenants and agrees with the Underwriter:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Underwriter may designate and to maintain such qualifications in effect for as long as may be necessary for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

                  (b) to prepare the Prospectus and any amendment or supplement thereto in a form approved by the Underwriter and file such with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriter as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

                  (c) during any time when a prospectus relating to the Shares is required to be delivered under the Securities Act: (i) to comply with all requirements imposed upon it by the Securities Act and the Securities Act Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented; and (ii) not to file with the Commission the Prospectus, any amendment or supplement to such Prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent; and to prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter;

                  (d) to use its best efforts to cause any amendments to the Registration Statement to become effective as promptly as possible; to advise the Underwriter promptly and (if requested by the Underwriter) to confirm such advice in writing, when any post-effective amendment to the Registration Statement is filed and becomes effective under the Securities Act Regulations and of the time when the Prospectus or any amendment or supplement thereto has been filed, and to provide to the Underwriter copies of each such filing;

                  (e) if the Company elects to rely on Rule 462(b), to both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and to pay the applicable fees in accordance with Rule 111 promulgated under the Securities Act by the earlier of (i) 10:00 p.m., New York City time, on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2);

                  (f) to advise the Underwriter immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Underwriter promptly, and to furnish the Underwriter with a copy for its review prior to filing, of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Underwriter shall reasonably object in writing;

                  (g) to furnish to the Underwriter, upon their request, for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other publicly available information as the Underwriter may reasonably request regarding the Company and its Subsidiaries;

                  (h) to advise the Underwriter promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriter promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriter a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission and to file no such amendment or supplement to which the Underwriter shall reasonably object in writing;

                  (i) to furnish promptly to the Underwriter and counsel for the Underwriter, without charge, a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or exhibits or documents incorporated by reference therein) and such number of conformed copies of the foregoing as the Underwriter may reasonably request, and, so long as delivery of a prospectus by the Underwriter or dealer may be required by the Securities Act or the Securities Act Regulations, as many copies of the Prospectus and any amendments thereof or supplements thereto as the Underwriter reasonably requests;

                  (j) during the period when a Prospectus is required to be delivered under the Securities Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations;

                  (k) to apply the net proceeds of the sale of the Shares by the Company in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

                  (l) to make generally available to its security holders and to the Underwriter as soon as practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations;

                  (m) to use its best efforts to cause the Shares to be duly included for listing on Nasdaq prior to the Closing Time; to make all filings required under applicable securities laws (including any required registration under the Exchange Act) and with Nasdaq; and to use its best efforts to ensure that the Shares remain included for listing on Nasdaq for a period of three years following the Closing Time;

                  (n) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

                  (o) to refrain during a period of 120 days from the date of the Prospectus, without the prior written consent of the Underwriter, from (i) directly or indirectly, offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to (A) the Shares to be sold by the Company hereunder, (B) the issuance of shares of Common Stock or options to purchase Common Stock granted under the current employee benefit plans of the Company described in the Registration Statement or the Prospectus or any employee benefit plans in existence on the date hereof, (C) the issuance by the Company of shares of Common Stock in exchange for or upon conversion or exercise of outstanding securities of the Company that are described in the Registration Statement or the Prospectus in accordance with their terms, or (D) the issuance by the Company of shares of Common Stock in a private placement transaction involving the purchase of an entity or assets;

                  (p) to not itself and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

                  (q) to obtain each of the lock-up agreements described in
Section 6(k) hereof prior to the Closing Time.

         5. Payment of Expenses:

                  (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, all exhibits thereto, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment) as may be reasonably requested, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriter, including any stock or other transfer taxes or duties payable upon the sale and delivery of the Shares to the Underwriter, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriter and to dealers (including costs of mailing and shipment), (iv) the registration or qualification of the Shares for offering and sale under state laws that the Company and the Underwriter have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriter, which fees shall not exceed $5,000) and the preparation, printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) the fees and disbursements of its counsel, the accountants and any other experts or advisors retained by the Company, (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement,
(vii) the fees and expenses incurred in connection with the inclusion of the Shares on Nasdaq, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Underwriter and its legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Underwriter, the Company will provide funds in advance for filing fees.

                  (b) The Company agrees to reimburse the Underwriter for its reasonable out-of-pocket expenses incurred in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and the fees and expenses of the Underwriter's outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws, which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

         6. Conditions of the Underwriter's Obligations:

         The obligations of the Underwriter hereunder to purchase Shares at the Closing Time or on the Date of Delivery, as applicable, are subject, in the Underwriter's sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and at the Closing Time and on the Date of Delivery, as applicable, as if made on and as of such date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants, agreements and obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on the Date of Delivery, as applicable:

                  (a) If any amendment to the Registration Statement filed prior to the Closing Time has not been declared effective as of the time of execution hereof, such amendment, and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of: (i) 11:00 a.m., New York City time, on the date on which the amendment to the Registration Statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Shares has been filed with the Commission; and (ii) the time confirmations are sent or given as specified by Rule 462(b); and the Underwriter shall have received written notification of such effectiveness. The Prospectus that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act.

                  (b) The Company shall furnish to the Underwriter at the Closing Time and on the Date of Delivery an opinion of Porter & Hedges, L.L.P., counsel for the Company, addressed to the Underwriter and dated the Closing Time and the Date of Delivery and in form and substance satisfactory to Vinson & Elkins, L.L.P., counsel for the Underwriter, stating that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement.

                           (ii) To such counsel's knowledge, the Company is not
                  in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its certificate of incorporation or by-laws.

                           (iii) All necessary corporate action has been duly
                  and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares, and no action by the Company's stockholders is necessary in connection with such execution, delivery and performance or such issuance and sale of the Shares; this Agreement has been duly and validly authorized, executed and delivered by the Company.

                           (iv) No approval, authorization, consent, license,
                  permit, certificate or order of or filing by or with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the sale and delivery of the Shares by the Company as contemplated hereby, other than such as have been obtained or made and are in full force and effect under the Securities Act and the Securities Act Regulations and such approvals as have been obtained and are in full force and effect in connection with the approval of the listing of the Shares on Nasdaq, and except that such counsel need express no opinion in this clause (iv) as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter.

                           (v) The Company has an authorized capitalization as
                  set forth in the Prospectus.

                           (vi) The issuance by the Company of the Shares as
                  contemplated by this Agreement has been duly authorized by the Company and when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, such Shares will be validly issued, fully paid and nonassessable.

                           (vii) The issuance and sale of the Shares is not
                  subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company or, to such counsel's knowledge, under any other agreement to which the Company or any of its Subsidiaries is a party or otherwise.

                           (viii) To such counsel's knowledge, there are no
                  persons with registration or other similar rights to have any equity securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, other than as set forth in the Prospectus.

                           (ix) The Common Stock conforms in all material
                  respects to the description thereof contained in the Registration Statement and Prospectus.

                           (x) The Registration Statement has become effective
                  under the Securities Act. No stop order preventing or suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and no proceedings with respect thereto have been initiated or, to the best of such counsel's knowledge, pending or threatened by the Commission. Any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                           (xi) The Registration Statement and the Prospectus,
                  including the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, including the documents incorporated by reference therein, in each case as of their respective effective or issue dates (other than the financial statements and notes thereto, schedules and other financial, reserve and production data included or incorporated by reference therein or omitted therefrom, as to which such counsel is not required to express an opinion ) complied as to form in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

                           (xii) All descriptions in the Registration Statement
                  of the statutes, legal and governmental proceedings and contracts and other documents fairly present the information required to be shown. To the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases, or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                           (xiii) Neither the Company nor any Subsidiary is or,
                  after giving effect to the offering and sale of the Shares by the Company and the application of the net proceeds therefrom as described in the Prospectus, will be an "investment company" or an entity "controlled by" an "investment company", as such terms are defined in the Investment Company Act.

         Such opinion shall be limited to the federal laws of the United States, the laws of the State of Texas, and the General Corporation Law of the State of Delaware. In addition, such counsel shall state that they have participated in conferences with officers of the Company, independent public accountants of the Company and the representatives of the Underwriter, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its issue date, and as of the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial data and reserve and production data included in the Registration Statement or Prospectus).

                  (c) The Company shall furnish to the Underwriter at the Closing Time and on the Date of Delivery an opinion of Onebane Law Firm, counsel for the Company, addressed to the Underwriter and dated the Closing Time and the Date of Delivery and in form and substance satisfactory to Vinson & Elkins, L.L.P., counsel for the Underwriter with regard to the matters set forth in
Schedule II.

                  (d) The Underwriter shall have received from Ernst & Young LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and the Date of Delivery, as the case may be, addressed to the Underwriter, in form and substance satisfactory to the Underwriter, relating to the financial statements of the Company and its Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

                  (e) The Underwriter shall have received at the Closing Time and on the Date of Delivery the favorable opinion of Vinson & Elkins, L.L.P., dated the Closing Time or the Date of Delivery, addressed to the Underwriter and in form and substance satisfactory to the Underwriter.

                  (f) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriter shall have objected in writing.

                  (g) Prior to the Closing Time and the Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) the Registration Statement shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Underwriter.

                  (h) Subsequent to the execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus
(i) no material and unfavorable change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole shall occur or become known (whether or not arising in the ordinary course of business), (ii) no transaction which is material to the Company shall have been entered into by the Company or any of its Subsidiaries, except transactions entered into in the ordinary course of business, (iii) neither the Company nor any Subsidiary has incurred any obligation, direct or contingent, that is material to the Company and the Subsidiaries, taken as a whole, except obligations incurred in the ordinary course of business, (iv) there has not been any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries that is material to the Company and the Subsidiaries, taken as a whole, (v) neither the Company nor any Subsidiary has declared or paid any dividend or distribution of any kind on the capital stock of the Company or such Subsidiary or (vii) neither the Company nor any Subsidiary has sustained any loss or damage (whether or not insured) to the property of the Company or such Subsidiary which could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                  (i) When the Registration Statement was declared effective, and at all times subsequent thereto up to the Closing Time and the Date of Delivery, the Registration Statement and the Prospectus contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the Securities Act Regulations; the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state any material fact, necessary to make the statements therein not misleading; the Prospectus did not and does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

                  (j) The Shares shall have been approved for listing on Nasdaq.

                  (k) The Underwriter shall have received lock-up agreements from each director, executive officer and stockholder of the Company listed on
Schedule I hereto, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

                  (l) The Underwriter shall have received at the Closing Time, a letter from Ryder Scott Company, L.P., dated the Closing Time, in form and substance satisfactory to Vinson & Elkins, L.L.P., counsel for the Underwriter.

                  (m) The Company will, at the Closing Time and on the Date of Delivery, deliver to the Underwriter a certificate of its Chairman of the Board and Chief Executive Officer, and its Senior Vice President and Chief Financial Officer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and (i) the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects, except to the extent otherwise qualified with respect to materiality or material adverse effect, on and as of such date with the same effect as if made on such date, (ii) the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such date and (iii) the conditions set forth in paragraphs 6(g), (h) and (i) of this
Section 6 have been satisfied, in each case as of such date.

                  (n) The Company shall have furnished to the Underwriter such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements contained herein and the performance by the Company of its covenants contained herein and the fulfillment of any conditions contained herein, as of the Closing Time or the Date of Delivery, as the Underwriter may reasonably request.

                  (o) The Company shall have performed all of its obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the Date of Delivery.

         7. Termination: The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter, at any time prior to the Closing Time or the Date of Delivery, (a) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (b) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development (other than developments affecting the industry generally) involving a prospective material adverse change, in or affecting the assets, business, operations, earnings, prospects, properties, condition (financial or otherwise) or management of the Company or any Subsidiary, taken as a whole, whether or not arising in the ordinary course of business, or (c) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (d) if trading in any securities of the Company has been suspended by the Commission or by Nasdaq, or if trading generally on the New York Stock Exchange, Nasdaq or in any over-the-counter market has been suspended or limited (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by the New York Stock Exchange or the NASD or the Nasdaq National Market or by order of the Commission or any other governmental authority, or (e) if any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Underwriter materially adversely affects or will materially adversely affect the business or operations of the Company, or (f) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Underwriter has a material adverse effect on the securities markets in the United States, or (g) if a banking moratorium has been declared by any state or federal authority.

         If the Underwriter elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriter shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 8 hereof) and the Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof) or to one another hereunder.

         8. Indemnity and Contribution by the Company and the Underwriter:

                  (a) The Company agrees to indemnify, defend and hold harmless the Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (or action in respect thereof) (including the reasonable cost of investigation) which, jointly or severally, the Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon
(A) any breach or alleged breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, or (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any preliminary prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the case of the Registration Statement, not misleading, and in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and will promptly reimburse the Underwriter for all reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, except insofar as any such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by the Underwriter through the Underwriter to the Company expressly for use in such Registration Statement or such Prospectus.

         If any action is brought against the Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Underwriter or controlling person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriter or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

                  (b) The Underwriter agrees to indemnify, defend and hold harmless the Company, the Company's directors, the Company's officers who signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (or action in respect thereof) (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the case of the Registration Statement, not misleading, and in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and will promptly reimburse the Company for all reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim. The statements set forth in the fourth and seventh paragraphs under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by or on behalf of any Underwriter through the Underwriter to the Company for purposes of Section 3(b) and this Section 8.

         If any action is brought against the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Underwriter in writing of the institution of such action and the Underwriter, on behalf of the Underwriter, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Underwriter will not relieve the Underwriter of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such action or the Underwriter shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Underwriter shall not be liable for any settlement of any such claim or action effected without its written consent.

                  (c) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or (b) of this Section 8 in respect of any losses, expenses, liabilities, damages or claims (or actions in respect thereof) referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriter in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriter. The relative fault of the Company and of the Underwriter shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or out-of-pocket expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                  (d) The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriter pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. Survival: The indemnity and contribution agreements contained in
Section 8 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5, and the provisions of Sections 7, 9, 10, 11, 12 and 13 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, or any person who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive the sale and delivery of the Shares or any termination or cancellation of this Agreement. The Company and the Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

         10. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, facsimile (703) 312-9756, Attention: Syndicate Department, with a copy to Vinson & Elkins, L.L.P., 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004-1008, facsimile (215) 639-6004, Attention: Catherine S. Gallagher; and if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508, Attention: Charles T. Goodson, with a copy to Porter & Hedges L.L.P., facsimile (713) 226-0674, Attention: Robert G. Reedy.

         11. Governing Law; Headings: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         12. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company and the controlling persons, directors and officers referred to in Sections 8 and 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

         13. Counterparts and Facsimile Signatures: This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth the understanding among the Company and the Underwriter, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Underwriter.

                                      Very truly yours,

                                      PETROQUEST ENERGY, INC.


                                      By: /s/ Charles T. Goodson
                                          --------------------------------------
                                          Name:  Charles T. Goodson
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By: /s/ James Kleeblatt
    ----------------------------------
    Name:  James Kleeblatt
    Title: Senior Managing Director

                                   SCHEDULE I

                           PERSONS DELIVERING LOCK-UPS



         Charles T. Goodson

         Alfred J. Thomas, II

         Ralph J. Daigle

         Michael O. Aldridge

         Daniel G. Fournerat

         Arthur M. Mixon, III

         Stephen H. Green

         Robert R. Brooksher

         William W. Rucks, IV

         E. Wayne Nordberg

         Jay B. Langner

         Dalton F. Smith, III

                                  Schedule I-1

                                  SCHEDULE II

                      FORM OF OPINION FROM ONEBANE LAW FIRM

         (a) Each Subsidiary has been duly organized and is validly existing as a limited liability company ("LLC") in good standing under the laws of the State of Louisiana, has all requisite power and authority as an LLC to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus. Each Subsidiary has been duly qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth in Annex I to the Underwriting Agreement. Except as otherwise stated in the Registration Statement and the Prospectus or the documents incorporated therein by reference, all of the issued and outstanding membership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (b) To the best of such counsel's knowledge, neither Subsidiary is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its limited liability company agreement.

         (c) To the best of such counsel's knowledge, no default exists and no event has occurred that with notice, lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any loan agreement, note or any other similar obligation evidencing indebtedness for borrowed money to which the Company or any Subsidiary is a party or by which any of them is bound, which default is or would result in a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         (d) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us after reasonable inquiry, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Subsidiaries is subject, except for conflicts, breaches, defaults, events or liens, charges or encumbrances that would not, individually or in the aggregate, result in a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or the articles of organization or operating agreement of any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or

                                  Schedule II-1
foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations.

         (e) To the best of such counsel's knowledge and except as disclosed in the Registration Statement and Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Subsidiaries is a party or to which the assets, properties or operations of the Company or any of its Subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, that might reasonably be expected to result in a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Underwriting Agreement or the performance by the Company of its obligations thereunder.

Such opinion shall be limited to the federal laws of the United States, the laws of the State of Louisiana, and the General Corporation Law of the State of Delaware.

                                  Schedule II-2

                                                                         ANNEX I

                             FOREIGN QUALIFICATIONS


PetroQuest Energy, L.L.C               Louisiana
                                       Texas
                                       Mississippi

PetroQuest Energy Oil & Gas, L.L.C.    Louisiana

                                     Annex I

                                                                       EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT

                                                                October __, 2002

Friedman, Billings, Ramsey & Co., Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among PetroQuest Energy, Inc. (the "Company"), a Delaware corporation, and Friedman, Billings, Ramsey & Co., Inc. as Underwriter, relating to an underwritten public offering of shares of common stock of the Company (the "Common Stock").

                  In order to induce Friedman, Billings, Ramsey & Co., Inc. to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designated to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock of the Company or any securities convertible into, or exercisable or exchangeable for such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 120 days after the date of this Agreement, other than shares disposed of as bona fide gifts where the donees agree prior to such transfer to be bound by a lock-up agreement similar to this one.

                  The undersigned understands that Friedman, Billings, Ramsey & Co., Inc. is entering into the Underwriting Agreement in reliance upon this letter agreement. The undersigned agrees that the provisions of this letter agreement shall also be binding upon the successors, assigns, heirs or personal representatives of the undersigned, as the case may be.

                                         Very truly yours,



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      A-1